VISTA BOND FUND
SUPPLEMENT DATED JUNE 12, 1997
TO THE PROSPECTUSES DATED
FEBRUARY 28, 1997



In the section of the Prospectus entitled "Investment Approach," the following sentence is inserted in lieu of the second and third sentences of the first paragraph:

Under normal market conditions, the Fund invests at least 65% of its total assets in debt obligations rated in the category A or higher by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), and unrated securities determined by the Fund's advisers to be of comparable quality.



VDF-36-697